DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO

                             ----------------------

                       DWS International Select Equity VIP


The following information changes certain investment limitations described in "The Portfolio's Main Investment Strategy" section of the prospectus:

The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 35% of its net assets in emerging markets.







               Please Retain This Supplement for Future Reference



February 15, 2008                                             [DWS SCUDDER LOGO]
VS-3602                                                      Deutsche Bank Group